Exhibit 10.18.1


This FIRST AMENDMENT to LOAN AND SECURITY AGREEMENT dated as of May 10, 2002 and agreed to by and between TRAILER BRIDGE, INC., a Delaware corporation ("Borrower") and TRANSPORTATION RECEIVABLES 1992, LLC, a Delaware limited liability company ("Lender") dated as of May 23, 2003.

RECITALS

A. Borrower and Lender are party to a LOAN AND SECURITY AGREEMENT dated as of May 10, 2002

B.      Borrower and Lender wish to extend the term until October 1, 2004.


AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree to amend the agreement as follows:

Section 1.2 is deleted in its entirety and replaced with:

1.2 Term and Prepayment. (a) On October 1, 2004, Borrower shall pay to Lender in accordance with the Consolidated Promissory note, in cash, the Loan and all accrued and unpaid interest thereon;

         Except as modified pursuant hereto, no other changes or modifications to the LOAN AND SECURITY AGREEMENT dated as of May 10, 2002 or the LOAN DOCUMENTS are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.

                                        TRAILER BRIDGE, INC.


                                        By:  /s/ William G. Gotimer, Jr.
                                           -------------------------------------
                                        Name:  William G. Gotimer, Jr.
                                        Title: Executive Vice President




                                        TRANSPORTATION RECEIVABLES 1992, LLC

                                        By The Estate of M. P. McLean, Member

                                        By:   /s/ John D. McCown
                                           -------------------------------------
                                        Name: John D. McCown
                                        Title:  Co-Executor


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                                        By:   /s/ F. Duffield Meyercord
                                           -------------------------------------
                                        Name: F. Duffield Meyercord
                                        Title:  Co-Executor